                                                                   EXHIBIT 10.64

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                        CONSTRUCTION MANAGEMENT AGREEMENT
                            (PHASE V - IMPROVEMENTS)



                                     BETWEEN



                             BNP LEASING CORPORATION

                                    ("BNPLC")



                                       AND



                             NETWORK APPLIANCE, INC.

                                     ("NAI")




                                  MARCH 1, 2000

                             (SUNNYVALE, CALIFORNIA)

================================================================================


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                                TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----

RECITALS.....................................................................................1

CONSENT AND AUTHORIZATION....................................................................1

GENERAL TERMS AND CONDITIONS.................................................................1

1.      Construction by NAI..................................................................1
        (A)    The Construction Project......................................................1
               (1)    Construction Approvals by BNPLC........................................1
                      (a)    Preconstruction Approvals by BNPLC..............................1
                      (b)    Definition of Scope Change......................................2
                      (c)    Approval of Scope Changes.......................................2
               (2)    NAI's Right to Control and Responsibility for Construction.............2
                      (a)    Performance of the Work.........................................3
                      (b)    Third Party Contracts...........................................3
                      (c)    Third Party Estoppels...........................................4
                      (d)    Adequacy of Drawings, Specifications and Budgets................4
                      (e)    Existing Condition of the Land and Improvements.................4
                      (f)    Correction of Defective Work....................................5
                      (g)    Clean Up........................................................5
                      (h)    No Damage for Delays............................................5
                      (i)    No Fee For Construction Management..............................5
               (3)    Quality of Work........................................................5
        (B)    Completion Notices............................................................5

2.      Construction Advances................................................................5
        (A)    Costs Subject to Reimbursement Through Construction Advances..................5
        (B)    Exclusions From Reimbursable Construction-Period Costs........................7
        (C)    Conditions to NAI's Right to Receive Construction Advances....................8
               (1)    Construction Advance Requests..........................................8
               (2)    Amount of the Advances.................................................8
                      (a)    Limit Dependent Upon the Maximum Construction Allowance.........8
                      (b)    Limit Dependent Upon Costs Previously Incurred by NAI...........8
                      (c)    Limit During CMA Suspension Period..............................9
                      (d)    Restrictions Imposed for Administrative Convenience.............9
               (3)    No Advances After Certain Dates.......................................10
        (D)    Breakage Costs for Construction Advances Requested But Not Taken.............10
        (E)    No Third Party Beneficiaries.................................................10
        (F)    No Waiver....................................................................10
        (G)    Funding by Participants......................................................10


                                      (i)
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
3.      Normal Tenant Improvements..........................................................12
        (A)    Definition of Normal Tenant Improvements.....................................12
        (B)    Advances for Normal Tenant Improvements......................................12
        (C)    Tenant's Obligation to Construct Normal Tenant Improvements..................12

4.      Cost overruns.......................................................................12
        (A)    Definition of Projected Cost Overruns........................................12
        (B)    Notice of Projected Cost Overruns............................................12
        (C)    Election to Make a Voluntary NAI Construction Contribution...................13

5.      Suspension and Termination..........................................................13
        (A)    CMA Suspension Events........................................................13
               (1)    Projection of Cost Overruns...........................................13
               (2)    Interruption of Construction..........................................13
               (3)    Failure of NAI to Correct Defective Work..............................14
               (4)    Failure of NAI to Provide Evidence of Costs and Expenses..............14
        (B)    FOCB Notices, Preemptive Notices and CMA Termination Events..................14
        (C)    Rights and Obligations of NAI During a CMA Suspension Period.................15
        (D)    Election by NAI to Terminate.................................................15
        (E)    BNPLC's Right to Terminate...................................................15
        (F)    Rights and Obligations Surviving Termination.................................16
        (G)    Cooperation by NAI Following any Termination.................................16


                                    EXHIBITS

Exhibit A......................................................Legal Description

Exhibit B......Description of the Construction Project (With Site Plan Attached)

Exhibit C............................................Form of Contractor Estoppel

Exhibit D...................................Form of Design Professional Estoppel

Exhibit E................Notice Requesting Advance to Cover Insurance Deductible

Exhibit F......................................Construction Advance Request Form

Exhibit G.............................Notice of Voluntary NAI Funding Commitment

Exhibit H...............................................Preemptive Notice by NAI

Exhibit I...........................................Notice of Termination by NAI


                                      (ii)

                        CONSTRUCTION MANAGEMENT AGREEMENT
                            (PHASE V - IMPROVEMENTS)


        This CONSTRUCTION MANAGEMENT AGREEMENT (PHASE V - IMPROVEMENTS) (this "AGREEMENT"), by and between BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and NETWORK APPLIANCE, INC., a California corporation ("NAI"), is made and dated as of March 1, 2000, the Effective Date. ("EFFECTIVE DATE" and other capitalized terms used and not otherwise defined in this Agreement are intended to have the meanings assigned to them in the Common Definitions and Provisions Agreement (Phase V - Improvements) executed by BNPLC and NAI contemporaneously with this Agreement. By this reference, the Common Definitions and Provisions Agreement (Phase V - Improvements) is incorporated into and made a part of this Agreement for all purposes.)

                                    RECITALS

        Pursuant to the Lease Agreement (Phase V - Improvements) executed by BNPLC and NAI contemporaneously the this Agreement (the "IMPROVEMENTS LEASE"), which covers the Improvements on the Land described in Exhibit A, BNPLC is leasing the Improvements and any appurtenances thereto to NAI.

        In anticipation of the construction of new or additional Improvements for NAI's use pursuant to the Improvements Lease, BNPLC and NAI have agreed upon the terms and conditions upon which BNPLC is willing to authorize NAI to arrange and manage such construction and upon which BNPLC is willing to provide funds for such construction, and by this Agreement BNPLC and NAI desire to evidence such agreement.

                            CONSENT AND AUTHORIZATION

        Subject to the terms and conditions set forth in this Agreement and in the Improvements Lease, BNPLC does hereby grant its consent and authorization to NAI for the construction by NAI of the Construction Project on the Land and for the management by NAI of such construction; provided, however, all rights of NAI against BNPLC hereunder are expressly made subject and subordinate to the Permitted Encumbrances and to any other claims or encumbrances affecting the Land or the Property that may be asserted by third parties and that do not constitute Liens Removable by BNPLC.

                          GENERAL TERMS AND CONDITIONS

        1. Construction by NAI.

            (A) The Construction Project.

               (1) Construction Approvals by BNPLC.

                      (a) Preconstruction Approvals by BNPLC. NAI submitted and
               obtained BNPLC's approval of the site plan and descriptions of the Construction Project referenced in Exhibit B. Also set forth in Exhibit B is a general description of the Construction Project. The Construction Project, as constructed by NAI pursuant to this Agreement, and all construction contracts and other agreements executed or adopted by NAI in connection therewith, shall be not materially inconsistent with the plans or other items referenced in Exhibit B, except to the extent otherwise provided by any Scope Change (as defined below) approved by BNPLC and except as otherwise provided in subparagraph 6(d) of the Improvements Lease if BNPLC should make a Landlord's Election to Continue Construction after any termination of this Agreement.

                      (b) Definition of Scope Change. As used herein, "SCOPE
               CHANGE" means a change to the Construction Project that, if implemented, will make the quality, function or capacity of the Improvements "materially different" (as defined below in this subparagraph) than as described or inferred by site plan, plans and renderings referenced in Exhibit B. The term "SCOPE CHANGE" is not intended to include the mere refinement, correction or detailing of the site plan, plans or renderings submitted to BNPLC by NAI. As used in this subparagraph, a "material difference" means a difference that could reasonably be expected to (a) after completion of the Construction Project and the funding of all Construction Advances required in connection therewith, significantly reduce any excess of the market value of the Property over Stipulated Loss Value or significantly increase any excess of Stipulated Loss Value over the market value of the Property, (b) change the general character of the Improvements from that needed to accommodate the uses permitted by subparagraph 2(a) of the Improvements Lease, or (c) result in Projected Cost Overruns (as defined below).

                      (c) Approval of Scope Changes. Before making a Scope
               Change, NAI shall provide to BNPLC a reasonably detailed written description of the Scope Change, a revised construction budget for the Construction Project and a copy of any changes to the drawings, plans and specifications for the Improvements required in connection therewith, all of which must be approved in writing by BNPLC (or by any inspecting architect appointed by BNPLC from time to time) before the Scope Change is implemented. BNPLC's approval shall not in any event constitute a waiver of subparagraph 1(A)(3) or of any other provision of this Agreement or the Improvements Lease.

               (2) NAI's Right to Control and Responsibility for Construction. Subject to the terms and conditions set forth in this Agreement and in the Improvements Lease, and prior to any termination of this Agreement as provided in subparagraphs 5(D) and 5(E), NAI shall have the sole right to control and the sole responsibility for the design and construction of the Construction Project, including the means, methods, sequences and procedures implemented to accomplish such design and construction. Although title to all Improvements will pass directly to BNPLC (as more particularly provided in Paragraph 7 of the Improvements Lease), BNPLC's obligation with respect to the Construction Project shall be limited to the making of advances under and subject to the conditions set forth in this Agreement and in Paragraph 6 of the Improvements Lease. Without limiting the foregoing, NAI acknowledges and agrees that:


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                      (a) Performance of the Work. Except as provided in
               subparagraphs 5(C) and 5(F), NAI must, using its best skill and judgment and in an expeditious and economical manner not inconsistent with the interests of BNPLC, perform or cause to be performed all work required, and will provide or cause to be provided all supplies and materials required, to design and complete construction of the Construction Project (collectively "WORK"). The Work will include obtaining all necessary building permits and other governmental approvals required in connection with the design and construction of the Construction Project, including the design and construction of Normal Tenant Improvements (as defined below), or required in connection with the use and occupancy thereof (e.g., final certificates of occupancy). The Work will also include any repairs or restoration required because of damage to Improvements by fire or other casualty prior to the Base Rent Commencement Date (a "PRE-COMMENCEMENT CASUALTY"); however, the cost of any such repairs or restoration will be subject to reimbursement not only through Construction Advances made on and subject to the terms and conditions of this Agreement, but also through the application of Escrowed Proceeds as provided in the Improvements Lease. NAI will carefully schedule and supervise all Work, will check all materials and services used in connection with all Work and will keep full and detailed accounts as may be necessary to document expenditures made or expenses incurred for the Work. Subject to delays beyond the reasonable control of NAI, NAI shall cause all Work to be completed on or before the first Business Day of September, 2001.

                      (b) Third Party Contracts.

                             1) NAI shall not enter into any construction
                      contract or other agreement with a third party concerning the Work or the Construction Project (a "THIRD PARTY CONTRACT") in the name of BNPLC or otherwise purport to bind BNPLC to any obligation to any third party.

                             2) In any Third Party Contract between NAI and any
                      of its Affiliates (an "AFFILIATE'S CONTRACT") NAI shall reserve the right to terminate the contract at any time, without cause, and without subjecting NAI to liability for any Termination Fee (as defined below). Further, NAI shall not enter into any Affiliate's Contract that obligates NAI to pay more than would be required under an arms-length contract or that would require NAI to pay its Affiliate any amount in excess of the sum of actual, out-of-pocket direct costs and internal labor costs incurred by the Affiliate to perform such contract.

                             3) As necessary to limit the total Reimbursable
                      Third Party Contract Termination Fees (as defined below) for which BNPLC may be required to provide Construction Advances to no more than $8,000,000 (the "MAXIMUM PERMITTED TERMINATION FEES"), NAI shall reserve in every significant Third Party Contract an absolute express right to terminate such contract at any time, without cause. Although any Third Party Contract (other than an Affiliate's Contract) may require NAI to pay



                                       3
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                      a specified Termination Fee in the event of such a
                      termination, the specified Termination Fee must not exceed the difference computed by subtracting (I) the aggregate of all Termination Fees that have been paid or would become payable by NAI if NAI terminated all other Third Party Contracts, from (II) the Maximum Permitted Termination Fees. Without limiting the foregoing, NAI will manage and administer all Third Party Contracts as necessary to ensure that, at any point in time, NAI can terminate all such contracts without becoming liable for Termination Fees in excess of the Maximum Permitted Termination Fees.

                             4) As used in this Agreement, "TERMINATION FEE"
                      means any amount, however denominated, for which NAI will be obligated under a Third Party Contract as a result of any election or decision by NAI to terminate such Third Party Contract, including demobilization costs; provided, however, amounts payable for Prior Work [as defined below] as of the date any such termination are not intended to be characterized as Termination Fees for purposes of this Agreement. If, as described in the preceding paragraph, NAI reserves an absolute express right in a Third Party Contract to terminate such contract at any time, without cause, for a specified dollar amount, such dollar amount will constitute a Termination Fee. If no such right is reserved in a Third Party Contract, the Termination Fee applicable to such contract for purposes of this Agreement will be the amount of damages that NAI could be required to pay (in addition to payments required for Prior Work) upon an anticipatory repudiation of the Third Party Contract by NAI.

                      (c) Third Party Estoppels. If requested by BNPLC with
               respect to any material general construction contract between NAI and a third party contractor for any part of the Work, NAI shall cause the contractor to execute and deliver to BNPLC an estoppel letter substantially in the form of Exhibit C. Similarly, if requested by BNPLC with respect to any material architectural or engineering contract between NAI and a third party professional or firm for any part of the Work, NAI shall cause the professional or firm thereunder to execute and deliver to BNPLC an estoppel letter substantially in the form of Exhibit D.

                      (d) Adequacy of Drawings, Specifications and Budgets.
               BNPLC has made and will make no representations as to the adequacy of any budgets, site plans, renderings, plans, drawings or specifications for the Construction Project, and no modification of any such budgets, site plans, renderings, plans, drawings or specifications that may be required from time to time will entitle NAI to any adjustment in the Construction Allowance.

                      (e) Existing Condition of the Land and Improvements. NAI
               is familiar with the conditions of the Land and any existing Improvements on the Land. NAI shall have no claim for damages against BNPLC or for an increase in the Construction Allowance by reason of any condition (concealed or otherwise) of or affecting the Land or Improvements.


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                      (f) Correction of Defective Work. NAI will promptly
               correct all Work performed prior to any termination of this Agreement that does not comply with the requirements of this Agreement or that is otherwise defective (in either case, "DEFECTIVE WORK") at NAI's sole expense. If NAI fails to correct any Defective Work or fails to carry out Work in accordance with this Agreement, BNPLC may (but will not be required to) order NAI to stop all Work until the cause for such failure has been eliminated.

                      (g) Clean Up. Upon the completion of all Work, NAI will
               remove all waste material and rubbish from and about the Land, as well as all tools, construction equipment, machinery and surplus materials. NAI will keep the Land and the Improvements thereon in a reasonably safe and sightly condition as Work progresses.

                      (h) No Damage for Delays. NAI shall have no claim for
               damages against BNPLC or for an increase in the Construction Allowance by reason of any delay in the performance of any Work.

                      (i) No Fee For Construction Management. NAI shall have no
               claim for any fee or other compensation or for any reimbursement of internal administrative or overhead expenses of NAI under this Agreement, it being understood that NAI is executing this Agreement in consideration of the rights expressly granted to it herein and in the Improvements Lease.

               (3) Quality of Work. NAI shall cause the Work undertaken and administered by it pursuant to this Agreement to be performed (a) in a safe and good and workmanlike manner, (b) in accordance with Applicable Laws, (c) in compliance with (i) the provisions of this Agreement and the Improvements Lease, (ii) the material provisions of the Permitted Encumbrances and (iii) the material provisions of the Development Documents, and (d) in a manner that, taken as a whole, enhances the value of the Property commensurate with any Construction Advances and Carrying Costs added to the Outstanding Construction Allowance in connection therewith.

        (B) Completion Notices. NAI shall provide a notice (a "COMPLETION NOTICE (BUILDING 4)") to BNPLC promptly after renovation of the portion of the Improvements designated by NAI as "Building 4" are substantially complete and ready for occupancy by NAI. Such notice will include a determination by NAI of the amount of Stipulated Loss Value (Building 4), as defined in the Common Definitions and Provisions Agreement, and of Stipulated Loss Value (Building 4/Land), as defined in the other Common Definitions and Provisions Agreement. In addition, NAI shall provide a notice (a "COMPLETION NOTICE (BUILDING 4)") to BNPLC promptly after construction of the Construction Project is substantially complete, advising BNPLC of the substantial completion.

        2. Construction Advances.

        (A) Costs Subject to Reimbursement Through Construction Advances. Subject to the terms and conditions set forth herein, NAI shall be entitled to a Construction Allowance, from


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

which BNPLC will make Construction Advances on Advance Dates from time to time to pay or reimburse NAI for the following costs ("REIMBURSABLE
CONSTRUCTION-PERIOD COSTS") to the extent the following costs are not already included in Transaction Expenses paid by BNPLC from the Initial Funding Advance:

               (1) the actual costs and expenses incurred or paid by NAI for the preparation, negotiation and execution of this Agreement and the other Operative Documents;

               (2) the cost of title insurance or other out of pocket expenses described in subparagraph 5(c)(iii) of the Improvements Lease or of the Other Lease Agreement to the extent paid by NAI prior to the Base Rent Commencement Date;

               (3) Commitment Fees;

               (4) costs of the Work, including not only hard costs incurred for the new Improvements described in Exhibit B, but also the following costs to the extent reasonably incurred in connection with the Construction Project:

                        - soft costs, such as architectural fees, engineering fees and fees and costs paid in connection with obtaining project permits and approvals required by governmental authorities or the Development Documents,

                        -       site preparation costs, and

                        - costs of offsite and other public improvements required as conditions of governmental approvals for the Construction Project;

               (5) the cost of maintaining insurance required by (and consistent with the requirements of) the Improvements Lease and the Other Lease Agreement prior to the Base Rent Commencement Date, and costs of repairing any damage to the Improvements caused by a Pre-commencement Casualty to the extent such costs are not covered by Escrowed Proceeds made available to NAI as provided in the Improvements Lease and the Other Lease Agreement prior to the Base Rent Commencement Date ("REIMBURSABLE RESTORATION COSTS");

               (6) Impositions that accrue or become due under the Improvements Lease or the Other Lease Agreement prior to the Base Rent Commencement Date; and

               (7) except as otherwise provided in subparagraph 2(B) below, Termination Fees payable by NAI in connection with any Third Party Contract between NAI and a Person not an Affiliate of NAI because of any election by NAI to cancel or terminate such contract during a CMA Suspension Period (as defined below).

In addition to other Construction Advances required by this subparagraph 2(A), but subject to the other terms and conditions hereof, a Construction Advance will be provided by BNPLC on the Base Rent Commencement Date in the form of additional Escrowed Proceeds (to be held and applied like other Escrowed Proceeds pursuant to the Improvements Lease) equal to any

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reduction in property insurance proceeds paid or payable with respect to the
Property because of a property insurance deductible permitted by Exhibit B attached to the Improvements Lease, if:

                      (I) damage to the Improvements has been caused by a
               Pre-commencement Casualty and, despite the exercise of reasonable diligence by NAI, NAI has been unable to complete the repair of such damage sufficiently in advance of the Base Rent Commencement Date to allow the reimbursement to NAI hereunder of all Reimbursable Restoration Costs attributable to such property insurance deductible; and

                      (II) at least five Business Days before the Base Rent
               Commencement Date, NAI has requested such additional Construction Advance by a notice in the form attached hereto as Exhibit E.

        (B) Exclusions From Reimbursable Construction-Period Costs. Notwithstanding anything herein to the contrary, BNPLC shall not be required to make any Construction Advance to pay or to reimburse or compensate NAI for any of the following or any Absolute NAI Construction Obligations required because of or in connection with or arising out of any of the following:

               (1) Environmental Losses;

               (2) Losses that would not have been incurred but for any act or omission of NAI or of any NAI's contractors or subcontractors, which act or omission is contrary in any material respect to the other terms and conditions of this Agreement or to the terms and conditions of the other Operative Documents, during the period that this Agreement remains in force or during any other period that NAI remains in possession or control of the Construction Project pursuant to the Improvements Lease or otherwise;

               (3) Losses that would not have been incurred but for any fraud, misapplication of Construction Advances or other funds, illegal acts, or willful misconduct on the part of the NAI or its employees or agents or any other party for whom NAI is responsible;

               (4) Losses that would not have been incurred but for any bankruptcy proceeding involving NAI; and

               (5) costs of Normal Tenant Improvements (as defined below), except to the extent that BNPLC agrees to allow the reimbursement of such costs from the Construction Allowance as provided in subparagraph 3(B).

For purposes of this subparagraph, "acts and omissions" described in clause (2) preceding shall include (i) any decision by NAI to make any Scope Change without the prior approval of BNPLC, (ii) any failure of NAI to maintain insurance required by the Improvements Lease, the Other Lease Agreement or this Agreement,
(iii) any decision of NAI not to continue or complete Work because of a change in NAI's facility needs or in NAI's plans to meet its facility needs (such as, for example, a decision by NAI to lease or acquire another less expensive facility as an alternative to the Improvements), (iv) any failure by NAI to reserve termination rights in Third Party Contracts as required by subparagraph 1(A)(2)(b), and (v) any other material breach by NAI of this Agreement.

        (C) Conditions to NAI's Right to Receive Construction Advances. BNPLC's obligation to provide Construction Advances to NAI from time to time under this Agreement shall be subject to the following terms and conditions, all of which terms and conditions are intended for the sole benefit of BNPLC, and none of which terms and conditions shall limit in any way the right of BNPLC to treat costs or expenditures incurred or paid by or on behalf of it as Construction Advances pursuant to subparagraph 6(d) of the Improvements Lease:

               (1) Construction Advance Requests. NAI must make a written request (a "CONSTRUCTION ADVANCE REQUEST") for any Construction Advance, specifying the amount of such advance, at least five Business Days prior to the Advance Date upon which the advance is to be paid. To be effective for purposes of this Agreement, a Construction Advance Request must be in substantially the form attached as Exhibit F. NAI shall not submit more than one Construction Advance Request in any calendar month.

               (2) Amount of the Advances.

                      (a) Limit Dependent Upon the Maximum Construction
               Allowance. NAI shall not be entitled to require any Construction Advance that would cause the Funded Construction Allowance to exceed the Maximum Construction Allowance.

                      (b) Limit Dependent Upon Costs Previously Incurred by NAI.
               NAI shall not be entitled to require any Construction Advance - other than a final additional Construction Advance required on the Base Rent Commencement Date because of a permitted property insurance deductible related to a Pre-commencement Casualty as described in subparagraph 2(A) above - that would cause the aggregate of all Construction Advances to exceed the sum of:

                      (i) Reimbursable Construction-Period Costs that NAI has,
               to the reasonable satisfaction of BNPLC, substantiated as having been paid or incurred by NAI other than for Work (e.g., Impositions), plus

                      (ii) the Reimbursable Construction-Period Costs that NAI
               has, to the reasonable satisfaction of BNPLC, substantiated as having been paid or incurred for Prior Work as of the date of the Construction Advance Request requesting the advance.

               As used in this Agreement, "PRIOR WORK" means all labor and services actually performed, and all materials actually delivered to the construction site, in accordance with this Agreement prior to the date in question as part of the Work, and "FUTURE WORK" means labor and services performed or to be performed, and materials delivered or to be delivered, after the date in question as part of the Work. For purposes of this Agreement, NAI and BNPLC intend to allocate Reimbursable Construction-Period Costs between Prior Work and Future Work in a manner that is generally consistent with the allocations expressed or implied in construction-related contracts negotiated in good faith between NAI and third parties not affiliated with NAI (e.g., a general contractor); however, in order to verify the amount of Reimbursable Construction-Period Costs actually paid or incurred by NAI and the proper allocation thereof between Prior Work and Future Work, BNPLC shall be entitled (but not required) to: (x) request, receive and review copies of such agreements between NAI and third parties and of draw requests, budgets or other supporting documents provided to NAI in connection with or pursuant to such agreements as evidence of the allocations expressed or implied therein, (y) from time to time engage one or more independent inspecting architects, certified public accountants or other appropriate professional consultants and, absent manifest error, rely without further investigation upon their reports and recommendations, and (z) without waiving BNPLC's right to challenge or verify allocations required with respect to future Construction Advances, rely without investigation upon the accuracy of NAI's own Construction Advance Requests.

                      (c) Limit During CMA Suspension Period. Without limiting
               the other terms and conditions imposed by this Agreement for the benefit of BNPLC with respect all Construction Advances, BNPLC shall have no obligation to make any Construction Advance during any CMA Suspension Period (as defined below) that would cause the aggregate of all Construction Advances to exceed the sum of:

                      (i) Reimbursable Construction-Period Costs that NAI has,
               to the reasonable satisfaction of BNPLC, substantiated as having been paid or incurred by NAI other than for Work (e.g., Impositions), plus

                      (ii) the Reimbursable Construction-Period Costs that NAI
               has, to the reasonable satisfaction of BNPLC, substantiated as having been paid or incurred for Prior Work (as defined below) as of the date the CMA Suspension Period commenced.

               For purposes of computing the limits described in this subparagraph 2(C)(2)(c), Reimbursable Construction-Period Costs "other than for Work" shall include Termination Fees that qualify as Reimbursable Construction-Period Costs pursuant to subparagraph 2(A)(7) ("REIMBURSABLE THIRD PARTY CONTRACT TERMINATION FEES"). NAI acknowledges, however, that Termination Fees will not exceed the Maximum Permitted Termination Fees, so long as NAI complies with the requirements of subparagraph 1(A)(2)(b). That is, but for an "act or omission of NAI" as such phrase is used in subparagraph 2(B)(2), the aggregate of all Termination Fees shall not exceed the Maximum Permitted Termination Fees. Accordingly, if the aggregate of any Termination Fees do exceed the Maximum Permitted Termination Fees, the excess shall not qualify as Reimbursable Third Party Contract Termination Fees.

                      (d) Restrictions Imposed for Administrative Convenience.
               NAI shall not request any Construction Advance (other than the final Construction Advance NAI intends to request) for an amount less than $500,000.

               (3) No Advances After Certain Dates. BNPLC shall have no obligation to make any Construction Advance (x) after the Base Rent Commencement Date, (y) on or after the Designated Sale Date, or (z) on or after the date of any termination of this Agreement pursuant to subparagraph 5(D) or subparagraph 5(E).

        (D) Breakage Costs for Construction Advances Requested But Not Taken. If NAI requests but thereafter declines to accept any Construction Advance, or if NAI requests a Construction Advance that it is not permitted to take because of its failure to satisfy any of the conditions specified in subparagraph 2(C), NAI shall pay upon demand any resulting Breakage Costs.

        (E) No Third Party Beneficiaries. No contractor or other third party shall be entitled to require BNPLC to make advances as a third party beneficiary of this Agreement or of the Improvements Lease or otherwise.

        (F) No Waiver. No funding of Construction Advances and no failure of BNPLC to object to any Work proposed or performed by or for NAI shall constitute a waiver by BNPLC of the requirements contained in this Agreement.

        (G) Funding by Participants. NAI acknowledges that, as provided in the Participation Agreement, each Participant has agreed to pay to BNPLC a Percentage (under and as defined in the Participation Agreement) of the Construction Advances required by this Agreement. NAI also acknowledges that BNPLC will not be responsible to NAI for any failure of any Participant to provide advances required by the Participation Agreement. So long as any Participant fails to provide its Percentage of any requested Construction Advance, then the amount of the Construction Advance for which BNPLC shall be obligated hereunder shall be reduced by the amount that the Participant should have provided, but failed to provide, in accordance with the Participation Agreement. No such reduction, however, of BNPLC's obligation hereunder shall release or impair the obligation of the Participant directly to NAI, created by NAI's status as a third party beneficiary of the Participant's commitment under the Participation Agreement to provide the Participant's Percentage of Construction Advances. Further, any such failure shall excuse BNPLC's obligation to provide the requested Construction Advance only to the extent of the funds that the applicable Participant or Participants should have advanced (but did not advance) to BNPLC, and in the event of any such failure:

               (1) BNPLC will immediately notify NAI, but BNPLC will not in any event be liable to NAI for BNPLC's failure to do so.

               (2) BNPLC will to the extent possible postpone reductions of Construction Advances because of the failure by any one or more Participants ("DEFAULTING PARTICIPANTS") to make required advances under the Participation Agreement (a "PARTICIPANT DEFAULT") by adjusting (and readjusting from time to time, as required) the funding "Percentages" of other Participants, and by requesting the other Participants to make advances to BNPLC on the basis of such adjusted Percentages, in each case as provided in the Participation Agreement; however, so long as a Participant Default continues, no Construction Advance shall be required that would cause the Outstanding Construction Allowance to exceed (1) the Maximum Construction Allowance available under this Agreement, less (2) all amounts that should have been, but because of a continuing Participant Default have not been, advanced by any one or more of the Participants to BNPLC under the Participation Agreement with respect to Construction Advances.

               (3) Further, after a Participant Default, and so long as no CMA Termination Event (as defined below) has occurred and no Event of Default has occurred and is continuing, BNPLC shall do the following as reasonably requested by NAI, provided that nothing in this provision shall require BNPLC to take any action that would violate Applicable Laws, that would constitute a breach of BNPLC's obligations under the Participation Agreement, or that would require BNPLC to waive any rights or remedies it has under this Agreement or other Operative Documents:

                      (a) BNPLC shall promptly make a written demand upon the
               Defaulting Participants for the cure of the Participant Default and

                      (b) BNPLC shall not unreasonably withhold its approval for the substitution of any new participant proposed by NAI for Defaulting Participants, if (A) the proposed substitution does not require BNPLC to waive rights against the Defaulting Participants, (B) the new participant will agree (by executing supplement to the Participation Agreement as provided in the Participation Agreement) to provide funds to replace the payments that would otherwise be required of the Defaulting Participants with respect to future Construction Advances, (C) the new participant (or NAI) provides the funds (if any) needed to terminate the Defaulting Participants' rights to receive payments of "Net Cash Flow" (as defined in the Participation Agreement) that BNPLC will be required to pay the new participant under the terms of the substitution reasonably proposed by NAI, (D) the new participant (or NAI) provides and agrees in writing to provide funds needed to reimburse BNPLC for any and all Losses incurred by BNPLC in connection with or because of the substitution of the new participant for the Defaulting Participants, including any cost of defending and paying any claim asserted by Defaulting Participants because of the substitution (but not including any liability of BNPLC to the Defaulting Participants for damages caused by BNPLC's bad faith or gross negligence in the performance of BNPLC's obligations to the Defaulting Participants), (E) the obligations of BNPLC to the new participant per dollar of the new participant's "investment" (it being understood that such investment will be computed in a manner consistent with the examples set forth in Exhibit A to the Participation Agreement, but net of reimbursements to BNPLC under clause (D) preceding) shall not exceed the obligations per dollar of investment by the Defaulting Participants that BNPLC would have had to the Defaulting Participants if there had been no Participant Default, and (F) the new participant shall be a reputable financial institution having a net worth of no less than seven and one half percent (7.5%) of total assets and total assets of no less than $10,000,000,000.00 (all according to then recent audited financial statements).

3.      NORMAL TENANT IMPROVEMENTS.

        (A) Definition of Normal Tenant Improvements. As used herein, "NORMAL TENANT IMPROVEMENTS" shall mean any "below-ceiling" interior finishes and special fixtures or equipment to be constructed for NAI within the Improvements as part of the Construction Project, BUT WILL NOT INCLUDE (1) costs of structural elements of the Construction Project, or (2) equipment that would be necessary for the use of the Improvements by any lessee (e.g., HVAC equipment, elevators, standard electrical wiring).

        (B) Advances for Normal Tenant Improvements. Nothing herein shall be construed as a commitment or an agreement by BNPLC to pay for Normal Tenant Improvements, other than Normal Tenant Improvements contemplated in the description of the Construction Project set forth in Exhibit B and the attachments thereto. BNPLC does, however, acknowledge that incorporated into the total Construction Allowance is an amount for contingencies (e.g., cost overruns related to structural components of Improvements, HVAC equipment, elevators, etc.), for which BNPLC shall be obligated to provide Construction Advances on and subject to the terms and conditions set forth in Paragraph . To the extent, if any, that NAI does not exhaust the Construction Allowance by using Construction Advances for other costs (e.g., the actual costs incurred for structural components of Improvements, HVAC equipment, elevators, etc.), BNPLC will allow NAI to reimburse itself through Construction Advances funded on and subject to the terms and conditions of Paragraph for the costs of any Normal Tenant Improvements in addition to those contemplated in the description of the Construction Project set forth in Exhibit B and the attachments thereto. Otherwise, any such additional Normal Tenant Improvements will be paid for by NAI.

        (C) Tenant's Obligation to Construct Normal Tenant Improvements. NAI shall construct all Normal Tenant Improvements in a good and workmanlike manner and in accordance with the same standards and requirements imposed by this Agreement for other Work.

4.      COST OVERRUNS.

        (A) Definition of Projected Cost Overruns. As used in this Agreement, "PROJECTED COST OVERRUNS" shall mean the excess (if any), calculated as of the date of each Construction Advance Request, of (1) the total of projected Reimbursable Construction-Period Costs yet to be incurred or for which NAI has yet to be reimbursed hereunder (including projected Reimbursable Construction-Period Costs for Future Work), over (2) the sum of a) any Voluntary Construction Contribution NAI has committed to pay as provided in subparagraph 4(C), but has yet to pay, plus b) the balance of the remaining Construction Allowance then projected to be available to cover such costs. The balance of the remaining Construction Allowance then projected to be available will equal (i) the amount (if any) by which the Maximum Construction Allowance exceeds the Funded Construction Allowance, less (ii) the sum of (a) projected future Carrying Costs, plus (b) any funds that should have been but were not advanced to BNPLC by any Defaulting Participants under (and as defined in) the Participation Agreement.

        (B) Notice of Projected Cost Overruns. If for any reason (including any damage to the Property by fire or other casualty or any taking of any part of the Property by condemnation)

NAI believes (after taking into account any Voluntary NAI Construction Contributions NAI has made or committed to make as provided in subparagraph 4(C)) that Projected Cost Overruns are more likely than not at the time NAI submits any Construction Advance Request, NAI shall state such belief in the Construction Advance Request and, if NAI can reasonably do so, NAI will estimate the approximate amount of such Projected Cost Overruns.

        (C) Election to Make a Voluntary NAI Construction Contribution. As used in this Agreement, "VOLUNTARY NAI CONSTRUCTION CONTRIBUTION" shall mean a voluntary, nonrefundable payment made to BNPLC by NAI prior to the Base Rent Commencement Date and delivered with or pursuant to a notice in the form of Exhibit G, confirming that a Voluntary NAI Construction Contribution is being paid or will be paid pursuant to this subparagraph. To prevent the occurrence of or to cure any CMA Suspension Event described in subparagraph 5(A)(1), NAI shall be entitled (but not obligated) to make or commit to make a Voluntary NAI Construction Contribution in addition to (and, except as provided in the definition of Issue 97-10 Prepayment in the Common Definitions and Provisions Agreement (Phase V - Improvements), without reducing or excusing) any other amounts then due from NAI to BNPLC pursuant to the Operative Documents. Like other Qualified Prepayments, any Voluntary NAI Construction Contribution will reduce the Outstanding Construction Allowance as described in the definition thereof in the Common Definitions and Provisions Agreement (Phase V - Improvements). In contrast, however, to other Qualified Prepayments, Voluntary NAI Construction Contributions will be subtracted for purposes of calculating the Funded Construction Allowance and, thus, will effectively increase the subsequent Construction Advances available under the limit established by subparagraph 2(C)(2)(a).

5.      SUSPENSION AND TERMINATION.

        (A) CMA Suspension Events. Each of the following events shall be a "CMA SUSPENSION EVENT" under this Agreement:

               (1) Projection of Cost Overruns. Either (a) BNPLC shall receive any Construction Advance Request stating that NAI believes Projected Cost Overruns are more likely than not, as provided in subparagraph 4(B), or (b) (i) BNPLC shall otherwise determine in good faith that significant Projected Cost Overruns are likely (taking into account any failure of a Defaulting Participant to provide funds to BNPLC as required by the Participation Agreement and any prior Voluntary NAI Construction Contributions NAI has made or committed to make as provided in subparagraph 4(C)), (ii) BNPLC shall notify NAI of such determination and the basis therefor, and (iii) NAI shall fail to give any notice pursuant to subparagraph 4(C) that, by committing NAI to make or increase Voluntary NAI Construction Contributions, effectively eliminates the likelihood of the Projected Cost Overruns on or before five Business Days after BNPLC's notice to NAI of such determination.

               (2) Interruption of Construction. The Construction Project shall, for any reason after Work commences (including any damage to the Property by fire or other casualty or any taking of any part of the Property by condemnation), no longer be substantially progressing (and shall not have progressed in any substantial way during the preceding forty-five days), in a good and workmanlike manner and substantially in accordance with Applicable Laws, with Permitted Encumbrances, with Development Documents and with the requirements of this Agreement.

               (3) Failure of NAI to Correct Defective Work. NAI shall fail to diligently pursue the correction of any Defective Work of which NAI has received notice.

               (4) Failure of NAI to Provide Evidence of Costs and Expenses. BNPLC shall have requested, and NAI shall have failed to provide within ten Business Days after receipt of the request, with respect to any Construction Advance: (1) invoices, requests for payment from contractors and other evidence reasonably establishing that the costs and expenses for which NAI has requested or is requesting reimbursement constitute actual Reimbursable Construction-Period Costs, and (2) canceled checks, lien waivers and other evidence reasonably establishing that all prior Construction Advances have been used by NAI to pay, and only to pay, the Reimbursable Construction-Period Costs for which the prior advances were requested and made.

        (B) FOCB Notices, Preemptive Notices and CMA Termination Events.

               (1) As used herein, "FOCB NOTICE" means a notice from BNPLC to NAI that BNPLC is considering a termination of this Agreement pursuant to subparagraph 5(E) below, provided that the notice is given prior to BNPLC's receipt from NAI of a Completion Notice and is given when:

                      (a) any Event of Default has occurred and is continuing;
               or

                      (b) any CMA Suspension Event shall have occurred, NAI
               shall have received notice of such CMA Suspension Event (a "CMA SUSPENSION NOTICE") and the CMA Suspension Event shall have continued for thirty days after NAI's receipt of such notice; or

                      (c) NAI shall have failed to maintain the following
               insurance, or to provide insurance certificates to BNPLC as required by the Improvements Lease with respect to the following insurance, and such failure shall have continued for a period of five Business Days after any notice to NAI thereof:

                             1) property insurance as required by the
                      Improvements Lease, including builder's completed value risk insurance as BNPLC may require to protect BNPLC's and NAI's interests in the Improvements under construction against risks of physical loss, such insurance to be maintained by NAI at all times until completion of the Construction Project; and

                             2) commercial general liability insurance as
                      required by the Improvements Lease.

               (2) As used herein, "PREEMPTIVE NOTICE" means a notice from NAI to BNPLC in the form attached hereto as Exhibit H, given after BNPLC has given any FOCB Notice, but before NAI has made any Issue 97-10 Election, that is sufficient and effective under clause (2) of the definition of Designated Sale Date in the Common

        Definitions and Provisions Agreement (Phase V - Improvements) to accelerate the Designated Sale Date to a date that is less than ninety days after the date of BNPLC's FOCB Notice.

               (3) For purposes of this Agreement and the other Operative Documents, "CMA TERMINATION EVENT" shall mean:

                      (a) BNPLC's receipt of a Notice of NAI's Intent to
               Terminate (as defined below); or

                      (b) A failure of NAI for any reason whatsoever to deliver
               a duly executed, effective Preemptive Notice within thirty days after NAI's receipt of an FOCB Notice.

        (C) Rights and Obligations of NAI During a CMA Suspension Period. As used herein, "CMA SUSPENSION PERIOD" shall mean any period (1) beginning with the date of any CMA Suspension Notice, FOCB Notice or Notice of NAI's Intent to Terminate, and (2) ending on the earlier of (a) the first date upon which (i) no CMA Suspension Events shall be continuing, and (ii) no CMA Termination Events shall have occurred, or (b) the effective date of any termination of this Agreement as described in subparagraph 5(D) or subparagraph 5(E). During any CMA Suspension Period, NAI shall have the right to suspend the Work; provided, however, the obligations of NAI which are to survive any termination of this Agreement shall also continue and survive during any such suspension of the Work.

        (D) Election by NAI to Terminate. NAI may elect to terminate this Agreement at any time prior to the Base Rent Commencement Date when NAI has determined that (1) the Construction Advances to be provided to it hereunder will not be sufficient to cover all Reimbursable Construction-Period Costs, whether because the cost of the Work exceeds budgeted expectations (resulting in Projected Cost Overruns), because of damage to the Property by fire or other casualty (other than damage that would not have occurred, or been uninsured or under-insured, but for an act or omission of NAI), because of a taking of any part of the Property by condemnation, or because NAI can no longer satisfy conditions to BNPLC's obligation to provide Construction Advances herein, or (2) the Construction Project cannot be substantially completed before the Base Rent Commencement Date for reasons other than a breach by NAI of this Agreement. To be effective, however, any such election to terminate this Agreement must be made by giving BNPLC and the Participants a notice thereof prior to the Base Rent Commencement Date in the form of Exhibit I (a "NOTICE OF NAI'S INTENT TO TERMINATE"), stating that NAI intends to terminate this Agreement pursuant to this subparagraph on a date specified therein, which date is not less than thirty days after the date of such notice. Unless terminated sooner pursuant to subparagraph 5(E), this Agreement will automatically terminate on the effective date so specified in any Notice of NAI's Intent to Terminate.

        (E) BNPLC's Right to Terminate. BNPLC shall be entitled to terminate this Agreement at any time (x) more than ninety days after BNPLC has given an FOCB Notice as described in subparagraph 5(B)(1) (regardless of whether at the time of such termination by BNPLC an Event of Default or other event or circumstance described in subparagraph 5(B)(1) is continuing), provided that BNPLC shall not have received an effective Preemptive Notice within thirty days after its delivery of the FOCB Notice to NAI, (y) after the Designated Sale Date, or (z) after BNPLC's receipt of a Notice of NAI's Intent to Terminate.

        (F) Rights and Obligations Surviving Termination. Following any termination of this Agreement as provided in subparagraph 5(D) or in 5(E), NAI shall have no obligation to continue or complete any Work; provided, however, no termination of this Agreement shall reduce or excuse the following rights and obligations of the parties, it being intended that all such rights and obligations shall survive and continue after any such termination:

               (1) the rights and obligations of NAI and BNPLC under the other Operative Documents, including Absolute NAI Construction Obligations imposed upon NAI by the Improvements Lease; and

               (2) NAI's obligations described in the next subparagraph 5(G).

        (G) Cooperation by NAI Following any Termination. After any termination of this Agreement as provided in subparagraph 5(D) or subparagraph 5(E), NAI shall comply with the following terms and conditions, all of which shall survive any such termination:

               (1) NAI shall promptly deliver copies to BNPLC of all Third Party Contracts and purchase orders made by NAI in the performance of or in connection with the Work, together with all plans, drawings, specifications, bonds and other materials relating to the Work in NAI's possession, including all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under this Agreement. All such deliveries shall be made free and clear of any liens, security interests, or encumbrances, except such as may be created by the Operative Documents.

               (2) Promptly after any request from BNPLC made with respect to any Third Party Contract, NAI shall deliver a letter confirming: (i) that NAI has not performed any act or executed any other instrument which invalidates or modifies such contract in whole or in part (or, if so, the nature of such modification); (ii) the extent to which such contract is valid and subsisting and in full force and effect; (iii) that there are no defaults or events of default then existing under such contract and, to NAI's knowledge, no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the services and construction contemplated by such contract is proceeding in a satisfactory manner in all material respects (or if not, a detailed description of all significant problems with the progress of the services or construction);
        (v) in reasonable detail the then critical dates projected by NAI for work and deliveries required by such contract; (vi) the total amount received by the other party to such contract for work or services provided by the other party through the date of the letter; (vii) the estimated total cost of completing the services and work contemplated under such contract as of the date of the letter, together with any current draw or payment schedule for the contract; and (viii) any other information BNPLC may reasonably request to allow it to decide what steps it should take concerning the contract within BNPLC's rights under this Agreement and the other Operative Documents.

               (3) NAI will make every reasonable effort, as and to the extent requested by BNPLC, to secure the cancellation of any then existing Third Party Contract upon terms satisfactory to BNPLC. NAI shall bear any cancellation fees or other Losses resulting from any cancellation of a Third Party Contract after the effective date of a termination of this Agreement.

               (4) NAI will make every reasonable effort, as and to the extent requested by BNPLC, to secure any required consents or approvals for an assignment of any then existing Third Party Contract to BNPLC or its designee, upon terms satisfactory to BNPLC. To the extent assignable, any Third Party Contract will be assigned by NAI to BNPLC upon request.

               (5) If NAI has canceled any Third Party Contract before and in anticipation of a termination of this Agreement, NAI shall make every reasonable effort, as and to the extent requested by BNPLC, to secure a reinstatement of such Third Party Contract in favor of BNPLC and upon terms satisfactory to BNPLC.

               (6) For a period not to exceed ten days after the termination, NAI shall take such steps as are reasonably necessary to preserve and protect Work completed and in progress and to protect materials, equipment, and supplies at the Property or in transit.

IN WITNESS WHEREOF, NAI and BNPLC have caused this Construction Management Agreement to be executed effective as of March 1, 2000.



                                      "NAI"

                                      NETWORK APPLIANCE, INC.


                                      By:
                                         ---------------------------------------
                                         Jeffry R. Allen, Chief Financial
                                         Officer

[Continuation of signature pages to Construction Management Agreement (Phase V - Improvements) dated to be effective March 1, 2000]

                                      "BNPLC"

                                      BNP LEASING CORPORATION


                                      By:
                                         ---------------------------------------
                                         Lloyd Cox, Vice President

                                    Exhibit A

                                LEGAL DESCRIPTION

The real property located in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

All of Parcel 1 as shown upon that certain map entitled, "Parcel Map lying within the City of Sunnyvale, being a resubdivision of Parcel 5, as shown on Map recorded in Book 413 of Maps, at Page 53, Santa Clara County Records, City of Sunnyvale, Santa Clara County, California," which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California on July 18, 1978 in Book 423 of Maps, at Page 13.

Excepting therefrom, the following described property granted to the Santa Clara County Transit District March 28, 1997 under Series No. 13654560:

All of that certain real property situated in the City of Sunnyvale, County of Santa Clara, State of California, and being a portion of Parcel 1, as said Parcel 1 is shown on that certain Parcel Map filed in Book 423 of Maps, Page 13, Records of Santa Clara County, California, and more particularly described as follows:

Beginning at the point of intersection of the centerlines of Fair Oaks Avenue and Crossman Road as said Avenue and Road are shown on said Parcel Map; thence Northerly along said centerline of Crossman Road, North 18 degrees 37' 09" East
82.70 feet; thence Easterly at a right angle from said centerline of Crossman Road, 71 degrees 22' 51" East 54.89 feet to a point on a curve on the Easterly line of said Crossman Road; thence from a tangent bearing of South 9 degrees 32' 30" West along said Easterly line of Crossman Road and along said curve concave Easterly with a radius of 108.99 feet through a central angle of 11 degrees 34' 1" in an arc length of 22.00 feet the true point of this description; thence continuing Southerly and Southeasterly along said Easterly line of Crossman Road the following four (4) described courses: (1) continuing along said curve (from a tangent bearing of South 2 degrees 01' 41" East) concave Easterly with a radius of 108.99 feet through a central angle of 23 degrees 25' 59" an arc length of 44.58 feet; (2) South 25 degrees 27' 40" East 79.86 feet to a curve;
(3) Southeasterly along said curve concave Northeasterly with a radius of 108.99 feet, through a central angle of 9 degrees 00' 00" in an arc length of 17.12 feet; (4) South 34 degrees 27' 40" East 23.31 feet to the Northeasterly line of said Fair Oaks Avenue; thence Southeasterly along said Northeasterly line of Fair Oaks Avenue South 50 degrees 50' 59" East 139.04 feet; thence leaving said Northeasterly line of Fair Oaks Avenue North 34 degrees 36' 17" West 57.40 feet; thence North 50 degrees 50' 13" West 32.20 feet; thence North 34 degrees 36' 17" West 205.73 feet to the true point of beginning.

                                    Exhibit B

                     DESCRIPTION OF THE CONSTRUCTION PROJECT

        Subject to future Scope Changes, the Construction Project will be substantially consistent with the general description set out in the excerpts from an appraisal prepared for BNPLC which are attached to this Exhibit and with the Site Plan which is attached to this Exhibit.

        In addition to the Site Plan, the following summarizes excerpts taken from an appraisal prepared for BNPLC which summarizes information about the
Improvements:

        The improvements will consist of Phase V improvements, consisting of (a) the renovation of an existing one two-story office/research and development building, known as Building 4, containing approximately 95,169 square feet, and (b) the construction of one three-story office building, known as Building 5, located on the northeast corner of Crossman Avenue and Java Drive, in the City of Sunnyvale, Santa Clara County, California, containing approximately 120,017 square feet, together with related parking and other facilities.

                                    Exhibit C

                            ESTOPPEL FROM CONTRACTOR

                                _________, 200__


BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re:    Assignment of Construction Contract

Ladies and Gentlemen:

        The undersigned hereby represents to BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and covenants with BNPLC as follows:

        1. The undersigned has entered into that certain [Construction Contract] (the "CONSTRUCTION CONTRACT") by and between the undersigned and Network Appliance, Inc. ("NAI") dated , ____ for the construction of the improvements to be constructed as part of NAI's Sunnyvale campus leased by NAI (the "IMPROVEMENTS") on the land described in the Improvements Lease Documents described below (the "LAND" and, together with the Improvements and any other improvements now on or constructed in the future on the Land, the "PROJECT").

        2. The undersigned has been advised that, by a Lease Agreement (Phase II
- Improvements) and a Construction Management Agreement (Phase II - Improvements), both dated as of March 1, 2000 (collectively, the "IMPROVEMENTS LEASE DOCUMENTS"), BNPLC is leasing the Project to NAI and has agreed, subject to the terms and conditions of the Improvements Lease Documents, to provide a construction allowance for the design and construction of the Improvements. The undersigned has also been advised that the Improvements Lease Documents expressly provide that third parties (including the undersigned) are not intended as beneficiaries of the Improvements Lease Documents and, thus, will have no standing to enforce any obligations of NAI or BNPLC under the Improvements Lease Documents, including any such obligation that BNPLC may have to provide the construction allowance. The undersigned understands that the Improvements Lease Documents expressly provide that NAI is not authorized to enter into any construction contract or other agreement with any third party in the name of BNPLC or to otherwise bind BNPLC to any contract with a third party.

        3. A complete and correct copy of the Construction Contract is attached to this letter. The Construction Contract is in full force and effect and has not been modified or amended, except as provided in any written modifications or amendments which are also attached to this letter.

BNP Leasing Corporation
_______________, 200___
Page 2


        4. The undersigned has not sent or received any notice of default or any other notice for the purpose of terminating the Construction Contract, nor does the undesigned have knowledge of any existing circumstance or event which, but for the elapse of time or otherwise, would constitute a default by the undersigned or by NAI under the Construction Contract.

        The undersigned acknowledges and agrees that:

        a) Title to all Improvements shall, when constructed on the Land, pass directly to BNPLC, not to NAI. BNPLC shall not, however, be held liable for, and the undersigned shall not assert, any claims, demands or liabilities against BNPLC arising under or in any way relating to the Construction Contract; provided, this paragraph will not (1) be construed as a waiver of any statutory mechanic's or materialmen's liens against the interests of NAI in and to the Land or the improvements thereon that may otherwise exist or arise in favor of the undersigned, or (2) prohibit the undersigned from asserting any claims or making demands against BNPLC under the Construction Contract if BNPLC elects in writing, pursuant to paragraph b) below, to assume the Construction Contract in the event NAI's right to possession of the Land is terminated, it being understood that in the event of such an assumption BNPLC shall be liable for the unpaid balance of the contract sum due for the work of the undersigned, payable pursuant to (and subject to the terms and conditions set forth for the benefit of the owner in) the Construction Contract, but in no event shall BNPLC otherwise be personally liable for any acts or omissions on the part of NAI.

        b) Upon any termination of NAI's right to possession of the Project under the Improvements Lease Documents, including any eviction of NAI resulting from an Event of Default (as defined in the Improvements Lease Documents), BNPLC shall be entitled (but not obligated), by notice to the undersigned and without the necessity of the execution of any other document, to assume NAI's rights and obligations under the Construction Contract, cure any defaults by NAI thereunder and enforce the Construction Contract and all rights of NAI thereunder. Within ten days of receiving notice from BNPLC that NAI's right to possession has been terminated, the undersigned shall send to BNPLC a written estoppel letter stating: (i) that the undersigned has not performed any act or executed any other instrument which invalidates or modifies the Construction Contract in whole or in part (or, if so, the nature of such modification); (ii) that the Construction Contract is valid and subsisting and in full force and effect;
(iii) that there are no defaults or events of default then existing under the Construction Contract and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the construction contemplated by the Construction Contract is proceeding in a satisfactory manner in all material respects (or if not, a detailed description of all significant problems with the progress of construction); (v) a reasonably detailed report of the then critical dates projected by the undersigned for work and deliveries required to complete the Project; (vi) the total amount received by the undersigned for construction through the date of the letter; (vii) the estimated total cost of completing the undersigned's work as of the date of the letter, together with a current draw schedule; and (viii) any other information BNPLC may request to allow it to


                               Exhibit C - Page 2

BNP Leasing Corporation
_______________, 200___
Page 3


decide whether to assume the Construction Contract. BNPLC shall have seven days from receipt of such written certificate containing all such requested information to decide whether to assume the Construction Contract. If BNPLC fails to assume the Construction Contract within such time, the undersigned agrees that BNPLC shall not be liable (and the undersigned shall not assert or bring any action against BNPLC, except to enforce statutory lien rights, if any, of the undersigned against the Land or improvements on the Land) for any damages or other amounts resulting from the breach or termination of the Construction Contract or under any other theory of liability of any kind or nature, but rather the undersigned shall look solely to NAI (and statutory lien rights, if any, of the undersigned against the Land and any improvements thereon) for the recovery of any such damages or other amounts.

        c) If BNPLC notifies the undersigned that BNPLC shall not assume the Construction Contract pursuant to the preceding paragraph following the termination of NAI's right to possession of the Project under the Improvements Lease Documents, the undersigned shall immediately discontinue the work under the Construction Contract and remove its personnel from the Project, and BNPLC shall be entitled to take exclusive possession of the Project. The undersigned shall also, upon request by BNPLC, deliver and assign to BNPLC all plans and specifications and other contract documents previously delivered to the undersigned (except that the undersigned may keep an original set of the Construction Contract and other contract documents executed by NAI), all other material relating to the work which belongs to BNPLC or NAI, and all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under the Construction Contract. Notwithstanding the undersigned's receipt of any notice from BNPLC that BNPLC declines to assume the Construction Contract, the undersigned shall for a period not to exceed fifteen days after receipt of such notice take such steps, at BNPLC's expense, as are reasonably necessary to preserve and protect work completed and in progress and to protect materials, equipment and supplies at the site or in transit.

        d) If the Construction Contract is terminated by NAI before BNPLC is given the opportunity to elect whether or not to assume the Construction Contract as provided herein, BNPLC shall nonetheless have the right hereunder to assume the Construction Contract, as if it had not been terminated, upon any termination of NAI's right to possession of the Project under the Improvements Lease Documents; provided, however, that if the work of the undersigned under the Construction Contract has been disrupted because of NAI's termination of the Construction Contract, the undersigned shall be entitled to an equitable adjustment to the price of the Construction Contract, following any assumption thereof by BNPLC, for the additional costs incurred by the undersigned attributable to the disruption; and, provided further, that if BNPLC does assume the Construction Contract, BNPLC shall receive a credit against the price of the Construction Contract for any consideration paid to the undersigned by NAI because of NAI's prior termination of the Construction Contract (whether such consideration is designated a termination fee, settlement payment or otherwise).


                               Exhibit C - Page 3

BNP Leasing Corporation
_______________, 200___
Page 4

        e) No action taken by BNPLC or the undersigned with respect to the Construction Contract shall prejudice any other rights or remedies of BNPLC or the undersigned provided by law, by the Improvements Lease Documents, by the Construction Contract or otherwise against NAI.

        f) The undersigned agrees promptly to notify BNPLC of any material default or claimed material default by NAI under the Construction Contract of which the undersigned is aware, describing with particularity the default and the action the undersigned believes is necessary to cure the same. The undersigned will send any such notice to BNPLC prominently marked "URGENT - NOTICE OF NAI'S DEFAULT UNDER CONSTRUCTION AGREEMENT WITH NETWORK APPLIANCE, INC. - SUNNYVALE, CALIFORNIA" at the address specified for notice below (or at such other addresses as BNPLC shall designate in notice sent to the undersigned), by certified or registered mail, return receipt requested. Following receipt of such notice, the undersigned will permit BNPLC or its designee to cure any such default within the time period reasonably required for such cure, but in no event less than thirty days. If it is necessary or helpful to take possession of all or any portion of the Project to cure a default by NAI under the Construction Contract, the time permitted by the undersigned for cure by BNPLC will include the time necessary to terminate NAI's right to possession of the Project and evict NAI, provided that BNPLC commences the steps required to exercise such right within sixty days after it is entitled to do so under the terms of the Improvements Lease Documents and applicable law. If the undersigned incurs additional costs due to the extension of the aforementioned cure period, the undersigned shall be entitled to an equitable adjustment to the price of the Construction Contract for such additional costs.

        g) Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

To the undersigned:
-------------------                      ------------------------------
                                         ------------------------------
                                         ------------------------------
                                         Telecopy: (___) ___-_____


To BNPLC:                                BNP Leasing Corporation
--------                                 12201 Merit Drive, Suite 860
                                         Dallas, Texas 75251
                                         Attention: Lloyd G. Cox
                                         Telecopy: (972) 788-9191


                               Exhibit C - Page 4

BNP Leasing Corporation
_______________, 200___
Page 5

A copy of any such notice or communication will also be sent to NAI by (a) personal delivery or (b) expedited delivery service with proof of delivery or
(c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

                             Network Appliance, Inc.
                            Attn: Corporate Secretary
                           2770 San Thomas Expressway
                              Santa Clara, CA 95051
                            Telecopy: (___) ___-____

        h) The undersigned acknowledges that it has all requisite authority to execute this letter. The undersigned further acknowledges that BNPLC has requested this letter, and is relying on the truth and accuracy of the representations made herein, in connection with BNPLC's decision to advance funds for construction under the Improvements Lease Documents with NAI.

                                           Very truly yours,

                                           -------------------------------------


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

        NAI joins in the execution of this letter solely for the purpose of evidencing its consent hereto, including its consent to the provisions that would allow, but not require, BNPLC to assume the Construction Contract in the event NAI is evicted from the Project.


                                           Network Appliance, Inc.


                                           By:
                                              ----------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


                               Exhibit C - Page 5

                                    Exhibit D

                       ESTOPPEL FROM DESIGN PROFESSIONALS

                                _________, 200__


BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re:    Assignment of [Architect's Agreement/Engineering Contract]

Ladies and Gentlemen:

        The undersigned hereby represents to BNP LEASING CORPORATION, a Delaware corporation ("BNPLC"), and covenants with BNPLC as follows:

        1. The undersigned has entered into that certain [Architect's Agreement/Engineering Contract] (the "AGREEMENT") by and between the undersigned and Network Appliance, Inc. ("NAI") dated _______, ____ for the [design/engineering] of the improvements to be constructed as part of NAI's Sunnyvale campus leased by NAI (the "IMPROVEMENTS") on the land described in the Improvements Lease Documents described below (the "LAND" and, together with the Improvements and any other improvements now on or constructed in the future on the Land, the "PROJECT").

        2. The undersigned has been advised that, by a Lease Agreement
(Phase V - Improvements) and a Construction Management Agreement (Phase V - Improvements), both dated as of March 1, 2000 (collectively, the "IMPROVEMENTS LEASE DOCUMENTS"), BNPLC is leasing the Project to NAI and has agreed, subject to the terms and conditions of the Improvements Lease Documents, to provide a construction allowance for the design and construction of the Improvements. The undersigned has also been advised that the Improvements Lease Documents expressly provide that third parties (including the undersigned) are not intended as beneficiaries of the Improvements Lease Documents and, thus, will have no standing to enforce any obligations of NAI or BNPLC under the Improvements Lease Documents, including any such obligation that BNPLC may have to provide the construction allowance. The undersigned understands that the Improvements Lease Documents expressly provide that NAI is not authorized to enter into any Agreement or other agreement with any third party in the name of BNPLC or to otherwise bind BNPLC to any contract with a third party.

        3. A complete and correct copy of the Agreement is attached to this letter. The Agreement is in full force and effect and has not been modified or amended, except as provided in any written modifications or amendments which are also attached to this letter.

        4. The undersigned has not sent or received any notice of default or any other notice for the purpose of terminating the Agreement, nor does the undesigned have knowledge of any

BNP Leasing Corporation
_______________, 200___
Page 2

existing circumstance or event which, but for the elapse of time or otherwise, would constitute a default by the undersigned or by NAI under the Agreement.

        The undersigned acknowledges and agrees that:

        a) BNPLC shall not be liable for, and the undersigned shall not assert, any claims, demands or liabilities against BNPLC arising under or in any way relating to the Agreement; provided, this paragraph will not (1) be construed as a waiver of any statutory mechanic's or materialmen's liens against the interests of NAI in and to the Land or the improvements thereon that may otherwise exist or arise in favor of the undersigned, or (2) prohibit the undersigned from asserting any claims or making demands against BNPLC under the Agreement if BNPLC elects in writing, pursuant to paragraph b) below, to assume the Agreement in the event NAI's right to possession of the Land is terminated, it being understood that in the event of such an assumption BNPLC shall be liable for the unpaid balance of the fees for services of the undersigned, payable pursuant to (and subject to the terms and conditions set forth for the benefit of the owner in) the Agreement, but in no event shall BNPLC otherwise be personally liable for any acts or omissions on the part of NAI.

        b) Upon any termination of NAI's right to possession of the Project under the Improvements Lease Documents, including any eviction of NAI resulting from an Event of Default (as defined in the Improvements Lease Documents), BNPLC shall be entitled (but not obligated), by notice to the undersigned and without the necessity of the execution of any other document, to assume NAI's rights and obligations under the Agreement, cure any defaults by NAI thereunder and enforce the Agreement and all rights of NAI thereunder. Within ten days of receiving notice from BNPLC that NAI's right to possession has been terminated, the undersigned shall send to BNPLC a written estoppel letter stating: (i) that the undersigned has not performed any act or executed any other instrument which invalidates or modifies the Agreement in whole or in part (or, if so, the nature of such modification); (ii) that the Agreement is valid and subsisting and in full force and effect; (iii) that there are no defaults or events of default then existing under the Agreement and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the services contemplated by the Agreement are proceeding in a satisfactory manner in all material respects (or if not, a detailed description of all significant problems with the progress of services);
(v) a reasonably detailed report of the then critical dates projected by the undersigned for services required to complete the Project; (vi) the total amount received by the undersigned for services through the date of the letter; (vii) the estimated total cost of completing such services as of the date of the letter, together with a current payment schedule; and (viii) any other information BNPLC may request to allow it to decide whether to assume the Agreement. BNPLC shall have seven days from receipt of such written certificate containing all such requested information to decide whether to assume the Agreement. If BNPLC fails to assume the Agreement within such time, the undersigned agrees that BNPLC shall not be liable (and the undersigned shall not assert or bring any action against BNPLC or, except to enforce statutory lien rights, if any, of the undersigned


                               Exhibit D - Page 2

BNP Leasing Corporation
_______________, 200___
Page 3

against the Land or improvements on the Land) for any damages or other amounts resulting from the breach or termination of the Agreement or under any other theory of liability of any kind or nature, but rather the undersigned shall look solely to NAI (and statutory lien rights, if any, of the undersigned against the Land and any improvements thereon) for the recovery of any such damages or other amounts.

        c) If BNPLC notifies the undersigned that BNPLC shall not assume the Agreement pursuant to the preceding paragraph following the termination of NAI's right to possession of the Project under the Improvements Lease Documents, the undersigned shall immediately deliver and assign to BNPLC the following: (1) copies of all plans and specifications for the Project or any component thereof previously generated by or delivered to the undersigned, (2) any other contract documents previously delivered to the undersigned (except that the undersigned may keep an original set of the Agreement and other contract documents executed by NAI), (3) any other material relating to the services provided under the Agreement, and (4) to the extent available to the undersigned all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under the Agreement. Notwithstanding the undersigned's receipt of any notice from BNPLC that BNPLC declines to assume the Agreement, the undersigned shall for a period not to exceed thirty days after receipt of such notice take such steps, at BNPLC's expense, as are reasonably necessary to preserve the utility and value of services completed and in progress and to protect plans and specifications and other materials described in the preceding sentence.

        d) If the Agreement is terminated by NAI before BNPLC is given the opportunity to elect whether or not to assume the Agreement as provided herein, BNPLC shall nonetheless have the right hereunder to assume the Agreement, as if it had not been terminated, upon any termination of NAI's right to possession of the Project under the Improvements Lease Documents; provided, however, that if the services of the undersigned under the Agreement has been disrupted because of NAI's termination of the Agreement, the undersigned shall be entitled to an equitable adjustment to the price of the Agreement, following any assumption thereof by BNPLC, for the additional costs incurred by the undersigned attributable to the disruption; and, provided further, that if BNPLC does assume the Agreement, BNPLC shall receive a credit against the price of the Agreement for any consideration paid to the undersigned by NAI because of NAI's prior termination of the Agreement (whether such consideration is designated a termination fee, settlement payment or otherwise).

        e) No action taken by BNPLC or the undersigned with respect to the Agreement shall prejudice any other rights or remedies of BNPLC or the undersigned provided by law, by the Improvements Lease Documents, by the Agreement or otherwise against NAI.

        f) The undersigned agrees promptly to notify BNPLC of any material default or claimed material default by NAI under the Agreement of which the undersigned is aware, describing with particularity the default and the action the undersigned believes is necessary to cure the same. The undersigned will send any such notice to BNPLC prominently marked


                               Exhibit D - Page 3

BNP Leasing Corporation
_______________, 200___
Page 4


"URGENT - NOTICE OF NAI'S DEFAULT UNDER DESIGN AGREEMENT WITH NETWORK APPLIANCE, INC. - SUNNYVALE, CALIFORNIA" at the address specified for notice below (or at such other addresses as BNPLC shall designate in notice sent to the undersigned), by certified or registered mail, return receipt requested. Following receipt of such notice, the undersigned will permit BNPLC or its designee to cure any such default within the time period reasonably required for such cure, but in no event less than thirty days.

        g) Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

To the undersigned:
-------------------                      ------------------------------
                                         ------------------------------
                                         ------------------------------
                                         Telecopy: (___) ___-_____


To BNPLC:                                BNP Leasing Corporation
---------                                12201 Merit Drive, Suite 860
                                         Dallas, Texas 75251
                                         Attention: Lloyd G. Cox
                                         Telecopy: (972) 788-9191

A copy of any such notice or communication will also be sent to NAI by (a) personal delivery or (b) expedited delivery service with proof of delivery or
(c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

                             Network Appliance, Inc.
                             Attn: Corporate Secretary
                             2770 San Thomas Expressway
                             Santa Clara, CA 95051
                             Telecopy: (___) ___-____


                               Exhibit D - Page 4

BNP Leasing Corporation
_______________, 200___
Page 5


        h) The undersigned acknowledges that it has all requisite authority to execute this letter. The undersigned further acknowledges that BNPLC has requested this letter, and is relying on the truth and accuracy of the representations made herein, in connection with BNPLC's decision to advance funds for design services under the Improvements Lease Documents with NAI.

                                          Very truly yours,

                                          --------------------------------------

                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

        NAI joins in the execution of this letter solely for the purpose of evidencing its consent hereto, including its consent to the provisions that would allow, but not require, BNPLC to assume the Agreement in the event NAI is evicted from the Project.

                                          Network Appliance, Inc.



                                          By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                               Exhibit D - Page 5

                                    Exhibit E

        NOTICE REQUESTING ADVANCE TO COVER PROPERTY INSURANCE DEDUCTIBLE


BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re: Construction Management Agreement (Phase V - Improvements) dated as of March 1, 2000 (the "CONSTRUCTION MANAGEMENT AGREEMENT"), between Network Appliance, Inc. ("NAI") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Management Agreement or in the Common Definitions and Provisions Agreement (Phase V - Improvements) referenced in the Construction Management Agreement. This letter shall constitute a request made pursuant to subparagraph 2(A) of the Construction Management Agreement for a final additional Construction Advance in the form of an addition to Escrowed Proceeds equal to:

                            $______________________,


on the Base Rent Commencement Date, which will occur on:

                             ______________, 200_.


        To induce BNPLC to make such Construction Advance, NAI represents and warrants as follows: (x) the dollar amount specified above equals the property insurance deductible permitted under the insurance requirements set forth in the Lease, (y) a Pre-commencement Casualty has resulted in damage to the Improvements, for which the cost of repairs will because of such deductible - exceed the Escrowed Proceeds paid or payable in connection with such damage under the property insurance maintained by NAI in accordance with the insurance requirements in the Improvements Lease, and (z) NAI has not and will not otherwise receive a Construction Advance to reimburse such excess costs prior to the expiration of BNPLC's obligation to make further Construction Advances as provided in subparagraph 2(C)(3) of the Construction Management Agreement.

NAI ACKNOWLEDGES THAT IF ANY REPRESENTATION ABOVE IS NOT TRUE, THEN NAI'S OBLIGATION TO INDEMNIFY AGAINST LOSSES SUSTAINED BY BNPLC OR ANY OTHER INTERESTED PARTY BECAUSE OF ITS RELIANCE ON THIS LETTER SHALL CONSTITUTE ABSOLUTE NAI CONSTRUCTION OBLIGATIONS UNDER THE CONSTRUCTION MANAGEMENT AGREEMENT AND THE IMPROVEMENTS LEASE.

        Executed this _____ day of ______________, 20___.

                                          NETWORK APPLIANCE, INC.

                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

[cc all Participants]


                               Exhibit E - Page 2

                                    Exhibit F

                        CONSTRUCTION ADVANCE REQUEST FORM



BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re: Construction Management Agreement (Phase V - Improvements) dated as of March 1, 2000 (the "CONSTRUCTION MANAGEMENT AGREEMENT"), between Network Appliance, Inc. ("NAI") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Management Agreement or in the Common Definitions and Provisions Agreement (Phase V - Improvements) referenced in the Construction Management Agreement. This letter shall constitute a Construction Advance Request, requesting a Construction Advance of:

                             $_____________________,


on the Advance Date that will occur on:

                               ___________, 200 .


Such total amount can be properly allocated between what we call "Building 4" and "Building 5" as follows:

Building 4....................................................   $_____________
Building 5....................................................   $_____________
                             Total (as set forth above).......   $_____________

        To induce BNPLC to make such Construction Advance, NAI represents and warrants as follows:

I. CALCULATION OF LIMIT IMPOSED BY SUBPARAGRAPH 2(C)(2)(b) OF THE CONSTRUCTION MANAGEMENT AGREEMENT:

(1) NAI has paid or incurred bona fide Reimbursable Construction-Period Costs
other than for Work (e.g., property taxes) of no less than..............        $____________

(2) NAI has paid or incurred bona fide Reimbursable Construction-Period Costs
for Prior Work of no less than..........................................        $____________

(3) NAI has received prior Construction Advances of no more than........        $____________

                LIMIT (1 + 2  - 3)......................................        $____________

II.     PROJECTED COST OVERRUNS:

NAI [CHECK ONE: _ DOES / _ DOES NOT ] believe that Projected Construction Overruns are more likely than not. [If NAI does believe that Projected Cost Overruns are more likely than not, and if NAI believes that the amount of such Projected Construction Overruns can be reasonably estimated, NAI estimates the same at $___________.]

        NOTE: The Construction Management Agreement defines Projected Construction Overruns as the excess, if any, of (1) the total of projected Reimbursable Construction-Period Costs yet to be incurred or for which NAI has yet to be reimbursed hereunder (including projected Reimbursable Construction-Period Costs for Future Work), over (2) the balance of the remaining Construction Allowance projected to be available to cover such costs.

III.    ABSENCE OF CERTAIN CMA SUSPENSION EVENTS:

        A. The Construction Project is progressing without significant interruption in a good and workmanlike manner and substantially in accordance with Applicable Laws, with Permitted Encumbrances, with Development Documents and with the requirements of the Construction Management Agreement, except as follows: (IF THERE ARE NO EXCEPTIONS, INSERT "NO EXCEPTIONS")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

        B. If NAI has received notice of any Defective Work, NAI has promptly corrected or is diligently pursuing the correction of such Defective Work, except as follows: (IF THERE ARE NO EXCEPTIONS, INSERT "NO EXCEPTIONS")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NAI ACKNOWLEDGES THAT IF ANY REPRESENTATION ABOVE IS NOT TRUE, THEN NAI'S OBLIGATION TO INDEMNIFY AGAINST LOSSES SUSTAINED BY BNPLC OR ANY OTHER INTERESTED PARTY BECAUSE OF ITS RELIANCE ON THIS LETTER SHALL CONSTITUTE ABSOLUTE NAI CONSTRUCTION


                               Exhibit F - Page 2

OBLIGATIONS UNDER THE CONSTRUCTION MANAGEMENT AGREEMENT AND THE IMPROVEMENTS LEASE.



        Executed this _____ day of ______________, 20___.

                                           NETWORK APPLIANCE, INC.

                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc all Participants]


                               Exhibit F - Page 3

                                    Exhibit G

                NOTICE OF VOLUNTARY NAI CONSTRUCTION CONTRIBUTION



BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re: Construction Management Agreement (Phase V - Improvements) dated as of March 1, 2000 (the "CONSTRUCTION MANAGEMENT AGREEMENT"), between Network Appliance, Inc. ("NAI") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Management Agreement or in the Common Definitions and Provisions Agreement (Phase V - Improvements) referenced in the Construction Management Agreement. This letter shall constitute notice, given as described in subparagraph 4(C) of the Construction Management Agreement, that NAI is paying with this letter, or unconditionally and irrevocably committing to pay as described below, a Voluntary NAI Construction Contribution in the amount of $_____________________.

        Such payment by NAI will be in addition to any Voluntary NAI Construction Contributions required by other notices given by NAI as described in subparagraph 4(C) of the Construction Management Agreement.

        Further, if the Voluntary NAI Construction Contribution required by this letter is not being delivered to BNPLC by NAI contemporaneously with this letter, then at such time as BNPLC's obligation to fund additional Construction Advances is excused by any of the terms and conditions set forth in the Construction Management Agreement, NAI shall be obligated to deliver such Voluntary NAI Construction Contribution as required to eliminate (or reduce to the maximum extent possible) Projected Cost Overruns, including any Projected Cost Overruns caused by the accrual of Carrying Costs under and as described in the Improvements Lease referenced in the Construction Management Agreement.

        Executed this _____ day of ______________, 20___.

                                           NETWORK APPLIANCE, INC.

                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc all Participants]

                                    Exhibit H

                            PREEMPTIVE NOTICE BY NAI


BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re: Construction Management Agreement (Phase V - Improvements) dated as of March 1, 2000 (the "CONSTRUCTION MANAGEMENT AGREEMENT"), between Network Appliance, Inc. ("NAI") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Management Agreement or in the Common Definitions and Provisions Agreement (Phase V - Improvements) referenced in the Construction Management Agreement. This letter is intended to constitute a Preemptive Notice, given as described in subparagraph 5(B) of the Construction Management Agreement. As provided in clause (2) of the definition of Designated Sale Date in the Common Definitions and Provisions Agreement (Phase V - Improvements), this letter shall constitute notice, given in accordance with clause (2) of the definition of Common Definitions and Provisions Agreement (Phase V - Improvements), that NAI designates the following date as the Designated Sale Date:

                             ----------------, ----.

        NAI acknowledges, however, that this notice will not be effective as a Preemptive Notice if (1) such date is sooner than thirty days after the date of this notice or later than ninety days after the date of any FOCB Notice previously given by BNPLC under the Construction Management Agreement, or (2) NAI has previously made any Issue 97-10 Election.

        NAI hereby unconditionally, unequivocally and irrevocably: (1) waives any right to make any Issue 97-10 Election under any of the Operative Documents, and (2) acknowledges and agrees that for purposes of calculating the Supplemental Payment required by the Purchase Agreement, the Maximum Remarketing Obligation will equal the Break Even Price under the Purchase Agreement.

        Executed this _____ day of ______________, 20___.

                                           NETWORK APPLIANCE, INC.

                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc all Participants]

                                    Exhibit I

                          NOTICE OF TERMINATION BY NAI


BNP Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox


        Re: Construction Management Agreement (Phase V - Improvements) dated as of March 1, 2000 (the "CONSTRUCTION MANAGEMENT AGREEMENT"), between Network Appliance, Inc. ("NAI") and BNP Leasing Corporation ("BNPLC")

Gentlemen:

        Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Management Agreement referenced above or in the Common Definitions and Provisions Agreement (Phase V - Improvements) referenced in the Construction Management Agreement.

        NAI has determined that (1) the Construction Advances to be provided to it under the Construction Management Agreement will not be sufficient to cover all Construction-Period Reimbursable Costs, whether because the cost of the Work exceeds budgeted expectations (resulting in Projected Cost Overruns) or because NAI can no longer satisfy conditions to BNPLC's obligation to provide Construction Advances in the Construction Management Agreement, or (2) the Construction Project cannot be substantially completed before the Base Rent Commencement Date for reasons other than a breach by NAI of the Construction Management Agreement. Accordingly, this letter shall constitute a Notice of NAI's Election to Terminate the Construction Management Agreement, given as provided in subparagraph 5(D) of the Construction Management Agreement.

        NAI irrevocably and unconditionally elects to terminate the Construction Management Agreement effective as of the following date (which, as required by subparagraph 5(D) thereof is a date not less than thirty days after the date this notice is given):

                                _________, 200__

        NAI ACKNOWLEDGES THAT THE ELECTION MADE BY NAI DESCRIBED ABOVE CONSTITUTES AN ISSUE 97-10 ELECTION UNDER AND AS DEFINED IN THE OPERATIVE DOCUMENTS.

        Executed this _____ day of ______________, 20___.


                                           NETWORK APPLIANCE, INC.

                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------
[cc all Participants]